                                  EXHIBIT 6(b)

                    Revised Schedules A-D to the Re-executed
                 Distribution Agreement between the Registrant
                           and BISYS Fund Services LP

                                                       Dated: September 15, 1997

                               Revised Schedule A
                                     to the
                             Distribution Agreement
                      between BB&T Mutual Funds Group and
                           BISYS Fund Services, Inc.
              (formerly The Winsbury Company Limited Partnership)

     Name of Fund
---------------------

The BB&T U.S. Treasury
  Money Market Fund

The BB&T Short-Intermediate
  U.S. Government Income Fund

The BB&T Intermediate U.S.
  Government Bond Fund

The BB&T North Carolina
  Intermediate Tax-Free Fund

The BB&T Growth and
  Income Stock Fund

The BB&T Balanced Fund

The BB&T Small Company
  Growth  Fund

The BB&T International
 Equity Fund

The BB&T Capital Manager
Conservative Growth Fund

The BB&T Capital Manager
Moderate Growth Fund

The BB&T Capital Manager
Growth Fund

                                      A-1

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The BB&T Prime Money Market
Fund

The BB&T South Carolina Intermediate
Tax-Free Fund

The BB&T Large Company Growth Fund


                                        BB&T MUTUAL FUNDS GROUP



                                        By:    /s/ Richard B. Ille
                                               --------------------
                                        Name:  Richard B. Ille
                                        Title: President



                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP


                                        By: BISYS Fund Services, Inc.
                                            General Partner


                                        By:    /s/ J. David Huber
                                               ---------------------
                                        Name:  J. David Huber
                                        Title: President


                                      A-2

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                                                       Dated: September 15, 1997

                               Revised Schedule B
                                     to the
                             Distribution Agreement
                      between BB&T Mutual Funds Group and
 BISYS Fund Services, Inc. (formerly The Winsbury Company Limited Partnership)

Class A Shares of                           Class B Shares of
  The BB&T U.S. Treasury                     The BB&T U.S. Treasury
  Money Market Fund                          Money Market Fund

Class A Shares of                           Class B Shares of
  The BB&T Short-Intermediate                The BB&T Short-Intermediate
  U.S. Government Income Fund                U.S. Government Income Fund

Class A Shares of                           Class B Shares of
  The BB&T Intermediate U.S.                 The BB&T Intermediate U.S.
  Government Bond Fund                       Government Bond Fund

Class A Shares of                           Class B Shares of
  The BB&T North Carolina                    The BB&T North Carolina
  Intermediate Tax-Free Fund                 Intermediate Tax-Free Fund

Class A Shares of                           Class B Shares of
  The BB&T Growth and                        The BB&T Growth and
  Income Stock Fund                          Income Stock Fund

Class A Shares of                           Class B Shares of
  The BB&T Balanced Fund                     The BB&T Balanced Fund

Class A Shares of                           Class B Shares of
  The BB&T Small                             The BB&T Small
  Company Growth Fund                        Company Growth Fund

Class A Shares of                           Class B Shares of
 The BB&T International                      The BB&T International
 Equity Fund                                 Equity Fund

Class A Shares of                           Class B Shares of
  The BB&T Capital Manager                    The BB&T Capital Manager
  Conservative Growth Fund                    Conservative Growth Fund

Class A Shares of                           Class B Shares of
  The BB&T Capital Manager                    The BB&T Capital Manager
  Moderate Growth Fund                        Moderate Growth Fund



                                      B-1

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Class A Shares of                       Class B Shares of
  The BB&T Capital Manager                The BB&T Capital Manager
  Growth Fund                             Growth Fund

Class A Shares of                       Class B Shares of
  The BB&T Prime                         The BB&T Prime
  Money Market Fund                      Money Market Fund

Class A Shares of                       Class B Shares of
  The BB&T South Carolina                 The BB&T South Carolina
  Intermediate Tax-Free Fund              Intermediate Tax-Free Fund

Class A Shares of                       Class B Shares of
  The BB&T Large Company                  The BB&T Large Company
  Growth Fund                             Growth Fund




                                        BB&T MUTUAL FUNDS GROUP

                                        By:    /s/ Richard B. Ille
                                               ----------------------
                                        Name:  Richard B. Ille
                                        Title: President


                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP

                                        By: BISYS Fund Services, Inc.
                                            General Partner

                                        By:    /s/ J. David Huber
                                               -----------------------
                                        Name:  J. David Huber
                                        Title: President

                                                       Dated: September 15, 1997

                               Revised Schedule C
                                     to the
                             Distribution Agreement
                      between BB&T Mutual Funds Group and
                           BISYS Fund Services, Inc.
              (formerly The Winsbury Company Limited Partnership)

Class A Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class A Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class A Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Growth and
  Income Stock Fund

Class A Shares of
  The BB&T Balanced Fund

Class A Shares of
  The BB&T Small
  Company Growth Fund

Class A Shares of
 The BB&T International
 Equity Fund

Class A Shares of
 The BB&T Capital Manager
 Conservative Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Moderate Growth Fund

Class A Shares of
 The BB&T Capital Manager
 Growth Fund


                                      C-1

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Class A Shares of
  The BB&T South Carolina
  Intermediate Tax-Free Fund

Class A Shares of
  The BB&T Large Company
  Growth Fund


                                        BB&T MUTUAL FUNDS GROUP

                                        By:    /s/ Richard B. Ille
                                               -----------------------
                                        Name:  Richard B. Ille
                                        Title: President


                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP

                                        By: BISYS Fund Services, Inc.
                                            General Partner

                                        By:    /s/ J. David Huber
                                               -----------------------
                                        Name:  J. David Huber
                                        Title: President

                                                       Dated: September 15, 1997

                               Revised Schedule D
                                     to the
                             Distribution Agreement
                      between BB&T Mutual Funds Group and
                           BISYS Fund Services, Inc.
              (formerly The Winsbury Company Limited Partnership)

Class B Shares of
  The BB&T U.S. Treasury
  Money Market Fund

Class B Shares of
  The BB&T Short-Intermediate
  U.S. Government Income Fund

Class B Shares of
  The BB&T Intermediate U.S.
  Government Bond Fund

Class B Shares of
  The BB&T North Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Growth and
  Income Stock Fund

Class B Shares of
  The BB&T Balanced Fund

Class B Shares of
  The BB&T Small
  Company Growth Fund

Class B Shares of
  The BB&T International
  Equity Fund


                                      D-1

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Class B Shares of
  The BB&T Capital Manager
  Conservative Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Moderate Growth Fund

Class B Shares of
  The BB&T Capital Manager
  Growth Fund

Class B Shares of
  The BB&T Prime
  Money Market Fund

Class B Shares of
  The BB&T South Carolina
  Intermediate Tax-Free Fund

Class B Shares of
  The BB&T Large Company
  Growth Fund

                                        BB&T MUTUAL FUNDS GROUP

                                        By:    /s/ Richard B. Ille
                                               ----------------------
                                        Name:  Richard B. Ille
                                        Title: President


                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP

                                        By: BISYS Fund Services, Inc.
                                            General Partner

                                        By:    /s/ J. David Huber
                                               ----------------------
                                        Name:  J. David Huber
                                        Title: President


                                      D-2